UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2025

DNA X, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38907	94-3336783
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4445 Eastgate Mall, Suite 200,

San Diego, CA 92121

(Address of principal executive offices, including Zip Code)

(650) 378-8100

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SONM	The Nasdaq Stock Market LLC
(Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

As previously reported by DNA X, Inc. (formerly Sonim Technologies, Inc.) (the “Company”) in a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on December 18, 2025  (the “Original Report”), on December 15, 2025 the Company entered into a membership interest purchase agreement with DNA Holdings Venture, Inc., pursuant to which the Company purchased 100% of the membership interests in DNA X LLC, a Delaware limited liability company, for an aggregate purchase price of 223,201 shares of the Company’s common stock, representing 19.99% of the outstanding shares of the Company’s common stock as of the date of issuance (the “Transaction”). The contents of the Original Report are incorporated by reference herein.

This Amendment No. 1 to the Original Report is filed to revise Item 2.01 and Item 9.01 to reflect the Company’s determination that the Transaction does not involve the acquisition of a “significant amount of assets” for purposes of Item 2.01 of Form 8-K.

Except as expressly set forth herein, this Amendment No. 1 does not amend, modify, or update any other information contained in the Original Report, and this Amendment No. 1 speaks as of the date hereof.

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Item 2.01 Completion of Acquisition or Disposition of Assets.

After performing a detailed financial analysis of the Transaction, the Company has determined that the Transaction does not involve the acquisition of a “significant amount of assets” for purposes of Item 2.01 of Form 8-K. Accordingly, the Transaction did not trigger disclosure under Item 2.01 of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

As referenced in Item 2.01 above, the Transaction does not involve the acquisition of a “significant amount of assets” for purposes of Item 2.01 of Form 8-K. Accordingly, the Company is not required to disclose, and will not provide, the financial statements or pro forma financial information in connection with the Transaction as set forth in the Original Report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DNA X, INC.

Date: March 2, 2026	By:	/s/ Clay Crolius
	Name:	Clay Crolius
	Title:	Chief Financial Officer

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